Exhibit 99.1

EVERI HOLDINGS TERMINATES STOCK REPURCHASE PROGRAM AND IMPLEMENTS A MANDATORY SELL-TO-COVER POLICY

LAS VEGAS, May 6, 2024 - - Everi Holdings Inc. (“Everi” or the “Company”), announced that it has terminated its stock repurchase program effective May 2, 2024. On May 3, 2023, the Company’s Board of Directors approved the stock repurchase program under which the Company was authorized to repurchase an amount not to exceed $180 million of the Company’s common stock through November 3, 2024 (the “Stock Repurchase Program”). The Company repurchased 7.5 million shares of common stock, at an average price of $13.40 per share, for an aggregate amount of $100 million, under the Stock Repurchase Program. As of December 31, 2023, the remaining availability under the Stock Repurchase Program was $80 million. The Company has not repurchased shares of common stock under the Stock Repurchase Program subsequent to December 31, 2023.

As previously disclosed, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, International Game Technology PLC (“IGT”), Ignite Rotate LLC (“Spinco”), and Ember Sub LLC, and the Separation and Distribution Agreement by and among the Company, IGT, Spinco, and International Game Technology (the “Separation Agreement”), the Company may declare a dividend, payable as a cash dividend and/or a right to receive a cash dividend, payable to Everi stockholders as of a record date specified prior to the consummation of the merger, in accordance with the terms of the Separation Agreement (the “Special Dividend”). The Special Dividend is intended to reflect the cash flow generated by the Company through the merger date. The amount of the Special Dividend, if any, shall be calculated in accordance with the Separation Agreement, and shall be based on the Company’s cash and cash equivalents at closing in excess of a target of $30 million, further adjusted by: (i) the Company’s net working capital relative to a net working capital target; (ii) the Company’s indebtedness relative to the indebtedness as of December 31, 2023; (iii) any commitment fees and other fees paid by the Company prior to closing in connection with the financing contemplated by the transactions; and (iv) certain of the Company’s transaction expenses and employee retention costs, to the extent unpaid, in each case as of immediately prior to the effective time of the merger, as well as the number of shares of the Company’s common stock issued and outstanding as of the record date for the Special Dividend, and shall be subject to adjustment as set forth in the Separation Agreement.
In addition, on May 1, 2024, the Company implemented a mandatory sell-to-cover policy with respect to tax withholding obligations in connection with the vesting and settlement of restricted stock units (“RSUs”) and performance stock units (“PSUs”), in lieu of the Company’s historical practice of withholding shares, with a view to retaining cash for the purposes of the Special

Dividend. The Company believes that the cash which may have otherwise been utilized under the Stock Repurchase Program or to facilitate the tax withholding obligations in connection with the settlement of RSUs and PSUs will be more appropriately allocated toward the Special Dividend.
The Company’s decision to implement a sell-to-cover policy will result in Section 16 officers being required to file a Form 4 to report the sale of a portion of their Company stock to cover tax withholdings. In prior years, the Company withheld shares to cover the tax obligations; and therefore, the withheld shares were not sold in the open market, and the Form 4 filings reflected the net shares granted to the Section 16 officers.
About Everi
Everi’s mission is to lead the gaming industry through the power of people, imagination, and technology. As one of the largest suppliers of technology solutions for the casino floor that also has an expanding focus in adjacent industries, our commitment is to continually develop products and services that provide gaming entertainment, improve our customers’ patron engagement, and help our customers operate their businesses more efficiently. We develop entertaining game content, gaming machines, and gaming systems to serve our land-based, iGaming and bingo operators. Everi is a leading innovator and provider of trusted financial technology solutions that power casino floors, improve casinos’ operational efficiencies, and fulfill regulatory compliance requirements. The Company also develops and supplies player loyalty tools and mobile-first applications that drive increased patron engagement for our customers and venues in the casino, sports, entertainment, and hospitality industries. For more information, please visit www.everi.com.
Additional Information and Where to Find It
In connection with the proposed transaction (the “Proposed Transaction”) among Everi, IGT, Spinco and Ember Sub LLC (“Merger Sub”), Everi, IGT and Spinco will file relevant materials with the Securities and Exchange Commission (“SEC”). Everi will file a registration statement on Form S-4 that will include a joint proxy statement/prospectus relating to the Proposed Transaction, which will constitute a proxy statement and prospectus of Everi and a proxy statement of IGT. A definitive proxy statement/prospectus will be mailed to stockholders of Everi and a definitive proxy statement will be mailed to shareholders of IGT. INVESTORS AND SECURITY HOLDERS OF EVERI ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, AND INVESTORS AND SECURITY HOLDERS OF IGT ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EVERI, IGT AND SPINCO, AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Everi or IGT through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Everi will be available free of charge on Everi’s website at www.everi.com or by contacting Everi’s Investor Relations Department at Everi Holdings Inc., Investor Relations, 7250 S. Tenaya Way, Suite 100, Las Vegas, NV 89113. Copies of the documents filed with the SEC by IGT will be available free of charge on IGT’s website at www.igt.com or by contacting IGT’s Investor Relations Department at International Game Technology PLC, c/o IGT Global Solutions Corporation, IGT Center, 10 Memorial Boulevard, Providence, RI 02903-1160, Attention: Investor Relations.
No Offer or Solicitation

This press release is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell, any securities of Everi, IGT, Spinco or Merger Sub, or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law.
Participants in the Solicitation
This press release is not a solicitation of a proxy from any security holder of Everi or IGT. However, Everi and IGT and each of their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the Proposed Transaction. Information about the directors and executive officers of Everi may be found in its most recent Annual Report on Form 10-K and in its most recent proxy statement for its annual meeting of stockholders, in each case as filed with the SEC. Information about the directors, executive officers and members of senior management of IGT is set forth in its most recent Annual Report on Form 20-F as filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to Everi, IGT and the proposed spin-off of IGT’s Global Gaming and PlayDigital Businesses (the “Spinco Business”), and the proposed acquisition of the Spinco Business by Everi, as well as statements relating to the Special Dividend (if any), the Company’s dividend policy, and the anticipated impact of the termination of the Company’s stock repurchase program and the implementation of a mandatory sell-to-cover policy with respect to the settlement of RSUs and PSUs, including with respect to the allocation of cash toward the Special Dividend. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve risks and uncertainties that could significantly affect the financial or operating results of Everi, IGT, the Spinco Business, or the combined company. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “foresee,” “estimate,” “expect,” “intend,” “plan,” “project,” “forecast,” “may,” “will,” “would,” “could” and “should” and the negative of these terms or other similar expressions. In addition, all statements that address operating performance, events or developments that Everi or IGT expects or anticipates will occur in the future — including statements relating to creating value for stockholders and shareholders, benefits of the Proposed Transaction to customers, employees, stockholders and other constituents of the combined company and IGT, separating and integrating the companies, cost savings and the expected timetable for completing the Proposed Transaction — are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results, including the actual results of Everi, IGT, the Spinco Business, or the combined company, to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among other things, risks related to the possibility that the conditions to the consummation of the Proposed Transaction will not be satisfied (including the failure to obtain necessary regulatory, stockholder and shareholder approvals or any necessary waivers, consents, or transfers, including for any required licenses or other agreements) in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the Proposed Transaction, including the possibility that Everi and IGT may be unable to achieve the expected benefits, synergies and operating efficiencies in connection with the Proposed Transaction within the expected timeframes or at all and to successfully separate and/or integrate the Spinco Business; the amount, if any, of the Special Dividend which may be payable to Everi’s stockholders pursuant to the Proposed Transaction (including with respect to the calculation and adjustments related to the same, which could result in no cash for the Special Dividend payable to Everi’s stockholders); the ability to retain key personnel; negative effects of the announcement or the consummation of the proposed acquisition on the market price of the capital stock of Everi and IGT and on Everi’s and IGT’s operating results; risks relating to the value of Everi’s shares to be issued in the Proposed Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; changes in the extent and characteristics of the common stockholders of Everi and ordinary shareholders of IGT and its effect pursuant to the Merger Agreement for the Proposed Transaction on the number of shares of Everi common stock issuable pursuant to the Proposed Transaction, and the extent of indebtedness to be incurred by Everi in connection with the Proposed Transaction; significant transaction costs, fees, expenses and charges (including unknown liabilities and risks relating to any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects); expected or targeted future financial and operating performance and results; operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining employee, customer, or other business, contractual, or operational relationships following the Proposed Transaction announcement or closing of the Proposed Transaction); failure to consummate or delay in consummating the Proposed Transaction for any reason; risks relating to any resurgence of the COVID-19 pandemic or similar public health crises; risks related to competition in the gaming and lottery industry; dependence on significant licensing arrangements, customers, or other third parties; issues and costs arising from the separation and integration of acquired companies and businesses and the timing and impact of accounting adjustments; risks related to the financing of the Proposed Transaction, Everi’s overall debt levels and its ability to repay principal and interest on its outstanding debt, including debt assumed or incurred in connection with the Proposed Transaction; economic changes in global markets, such as currency exchange, inflation and interest rates, and recession; government policies (including policy changes affecting the gaming industry, taxation, trade, tariffs, immigration, customs, and border actions) and other external factors that Everi and IGT cannot control; regulation and litigation matters relating to the Proposed Transaction or otherwise impacting Everi, IGT, Spinco, the combined company or the gaming industry generally; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business divestitures; effects on earnings of any significant impairment of goodwill or intangible assets; risks related to intellectual property, privacy matters, and cyber security (including losses and other consequences from failures, breaches, attacks, or disclosures involving information technology infrastructure and data); other business effects (including the effects of industry, market, economic, political, or regulatory conditions); and other risks and uncertainties, including, but not limited to, those described in Everi’s Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including Everi’s Quarterly Reports on Form 10-Q, and those described in IGT’s Annual Report on Form 20-F on file with the SEC and from time to time in other filed reports including IGT’s Current Reports on Form 6-K.
A further description of risks and uncertainties relating to Everi can be found in its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and relating to IGT can be found in its most recent Annual Report on Form 20-F and Current Reports on Form 6-K, all of which are filed with the SEC and available at www.sec.gov.

Neither Everi nor IGT intends to update forward-looking statements as the result of new information or future events or developments, except as required by law.
Investor Relations Contacts:
Everi Holdings Inc.
Jennifer Hills
VP, Investor Relations
702-676-9513 or jennifer.hills@everi.com
Join Everi on Social Media
Twitter: https://twitter.com/everi_inc
LinkedIn: https://www.linkedin.com/company/everi
Facebook: https://www.facebook.com/EveriHoldingsInc/
Instagram: https://www.instagram.com/everi_inc